Exhibit 99.24

MBNA MASTER CREDIT CARD TRUST II

SERIES 1997-C

KEY PERFORMANCE FACTORS
February 28, 1999



        Expected B Maturity                                         3/15/04


        Blended Coupon                                              5.0966%



        Excess Protection Level
          3 Month Average   5.91%
          February, 1999   6.10%
          January, 1999   5.80%
          December, 1998   5.85%


        Cash Yield                                  17.82%


        Investor Charge Offs                         5.13%


        Base Rate                                    6.60%


        Over 35 Day Delinquency                      5.38%


        Seller's Interest                            9.80%


        Total Payment Rate                          13.67%


        Total Principal Balance                     $40,800,539,305.60


        Investor Participation Amount               $750,000,000.00


        Seller Participation Amount                 $3,998,619,787.11